                                                        Pursuant to rule 497(b)
                                                    Registration nos: 333-62214
                                                                      333-60874
                                                                      333-60669


                          TAX EXEMPT SECURITIES TRUST
  ---------------------------------------------------------------------
                                                     National Trust 270
                                                      Florida Trust 105
                                                 Massachusetts Trust 77

                             Unit Investment Trusts


                           The Tax Exempt Securities Trust is sponsored by
         [LOGO OF          Salomon Smith Barney Inc. and consists of three
  SALOMON SMITH BARNEY]    separate unit investment trusts: National Trust
                           270, Florida Trust 105 and Massachusetts Trust 77.
                           Each trust contains a fixed portfolio of long term municipal bonds. The interest income of these bonds is generally exempt from federal income tax and, for state designated trusts, state and local income tax in the state for which the trust is named.

This Prospectus contains three parts. Part A contains the Summary of Essential Information including summary material relating to the trusts, the Portfolios and the Statements of Financial Condition. Part B contains more detailed information about the Tax Exempt Securities Trust and Part C contains specific information about the state designated trusts. Part A may not be distributed unless accompanied by Parts B and C.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated June 28, 2001

INVESTMENT PRODUCTS: NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

TAX EXEMPT SECURITIES TRUST
INVESTMENT SUMMARY AS OF JUNE 27, 2001

Use this Investment Summary to help you decide whether the portfolios comprising the Tax Exempt Securities Trust are right for you. More detailed information can be found later in this prospectus.

Investment Objective

Each of the trusts seeks to pay investors monthly distributions of tax exempt interest income while conserving their capital. The Sponsor has selected a fixed portfolio of municipal bonds intended to achieve these goals.

Investment Strategy

All of the bonds in each of the trusts are rated A or better by Standard & Poor's, Moody's or Fitch. State designated trusts primarily contain bonds issued by the state for which the trust is named or counties, municipalities, authorities or political subdivisions of that state.

Taxes

Interest received by the unit holders of the trusts on the bonds in each of the trusts is generally exempt from regular federal income tax. Interest on the bonds in each state trust is generally exempt from certain state and local personal income taxes of the state for which the trust is named.

Risk Factors

Holders can lose money by investing in these trusts. The value of the units and the bonds held in the portfolio can each decline in value. An investment in units of a trust should be made with an understanding of the following risks:

  . Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition or a drop in bond ratings.

  . The effective maturity of a long term bond may be dramatically different than shorter term obligations. Investors will receive early returns of principal when bonds are called or sold before they mature. Investors may not be able to reinvest the money they receive at as high a yield or as long a maturity.

  . The municipal bonds could lose their tax-exempt status either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws.

  . The default of an issuer of a municipal bond in making its payment obligation could result in the loss of interest income and/or principal to investors.

  . Since the portfolio of each of the trusts is fixed and not managed, in general the Sponsor can only sell bonds at a trust's termination or in order to meet redemptions. As a result, the price at which a bond is sold may not be the highest price it attained during the life of a trust.

The Public Offering Price

The Public Offering Price per unit as of June 27, 2001, would have been $1,036.43 for the National Trust, $1,029.06 for the Florida Trust and $1,033.97 for the Massachusetts Trust. During the initial public offering period the Public Offering Price per unit is calculated by:

  . dividing the aggregate offering price of the underlying bonds in a trust by the number of units outstanding

  . adding a sales charge of 4.70% (4.932% of the aggregate offering price of the bonds per unit)

  . adding a per unit amount sufficient to reimburse the Sponsor for organizational costs

After the initial offering period the Public Offering Price per unit is calculated by:

  . dividing the aggregate bid price of the underlying bonds in a trust by the number of units outstanding

  . adding a sales charge of 5.00% (5.263% of the aggregate bid price of the bonds per unit)

Market for Units

The Sponsor currently intends to repurchase units from holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR NATIONAL TRUST 270
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                             As a % of
                                                               Public   Amounts
                                                              Offering    per
                                                               Price     Unit
                                                             ---------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage
 of offering price)........................................     4.70%   $48.59
Reimbursement to Sponsor for Estimated Organization Costs..     .242%   $ 2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from
Trust assets)

                                                                        Amounts
                                                             As a % of    per
                                                             Net Assets  Unit
                                                             ---------- -------
Trustee's Fee..............................................     .127%   $ 1.25
Other Operating Expenses...................................     .030%   $  .29
Maximum Portfolio Supervision, Bookkeeping and
 Administrative Fees.......................................     .025%   $  .25
                                                                ----    ------
  Total....................................................     .182%   $ 1.79
                                                                ====    ======

Example

                                                     Cumulative Expenses
                                                         and Charges
                                                       Paid for Period
                                                    ----------------------
                                                     1     3     5    10
                                                    Year Years Years Years
                                                    ---- ----- ----- -----
An investor would pay the following expenses and
charges on a $10,000 investment, assuming the
Trust's estimated operating expense ratio of .182%
and a 5% annual return on the investment
throughout the periods............................  $488 $526  $568  $692

  The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR FLORIDA TRUST 105
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                             As a % of
                                                               Public   Amounts
                                                              Offering    per
                                                               Price     Unit
                                                             ---------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage
 of offering price)........................................     4.70%   $48.25
Reimbursement to Sponsor for Estimated Organization Costs..     .244%   $ 2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from
Trust assets)

                                                                        Amounts
                                                             As a % of    per
                                                             Net Assets  Unit
                                                             ---------- -------
Trustee's Fee..............................................     .126%   $ 1.23
Other Operating Expenses...................................     .033%   $  .32
Maximum Portfolio Supervision, Bookkeeping and
 Administrative Fees.......................................     .025%   $  .25
                                                                ----    ------
  Total....................................................     .184%   $ 1.80
                                                                ====    ======

Example

                                                     Cumulative Expenses
                                                         and Charges
                                                       Paid for Period
                                                    ----------------------
                                                     1     3     5    10
                                                    Year Years Years Years
                                                    ---- ----- ----- -----
An investor would pay the following expenses and
charges on a $10,000 investment, assuming the
Trust's estimated operating expense ratio of .184%
and a 5% annual return on the investment
throughout the periods............................  $488 $527  $569  $694

  The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR MASSACHUSETTS TRUST 77
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                             As a % of
                                                               Public   Amounts
                                                              Offering    per
                                                               Price     Unit
                                                             ---------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage
 of offering price)........................................     4.70%   $48.48
Reimbursement to Sponsor for Estimated Organization Costs..     .242%   $ 2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from
Trust assets)

                                                                        Amounts
                                                             As a % of    per
                                                             Net Assets  Unit
                                                             ---------- -------
Trustee's Fee..............................................     .124%   $ 1.22
Other Operating Expenses...................................     .036%   $  .35
Maximum Portfolio Supervision, Bookkeeping and
 Administrative Fees.......................................     .025%   $  .25
                                                                ----    ------
  Total....................................................     .185%   $ 1.82
                                                                ====    ======

Example

                                                       Cumulative Expenses
                                                           and Charges
                                                         Paid for Period
                                                      ----------------------
                                                       1     3     5    10
                                                      Year Years Years Years
                                                      ---- ----- ----- -----
An investor would pay the following expenses and
charges on a $10,000 investment, assuming the
Trust's estimated operating expense ratio of .185%
and a 5% annual return on the investment throughout
the periods.........................................  $488 $527  $569  $695

  The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION
AS OF JUNE 27, 2001 +

Sponsor

Salomon Smith Barney Inc.

Trustee

The Chase Manhattan Bank

Evaluator

Kenny S & P Evaluation Services, a division of J.J. Kenny Company, Inc.

Date of Deposit and of Trust Agreement

June 27, 2001

Mandatory Termination Date*

Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

Record Dates

The first day of each month, commencing August 1, 2001.

Distribution Dates

The fifteenth day of each month,** commencing August 15, 2001.

Evaluation Time

As of 1:00 p.m. on the Date of Deposit. Thereafter, as of 4:00 p.m. Eastern
Time.

Evaluator's Fee

The Evaluator will receive a fee of $.29 per bond per evaluation.

Sponsor's Annual Portfolio Supervision Fee***

Maximum of $.25 per $1,000 face amount of the underlying Bonds.
--------
+ The Date of Deposit. The Date of Deposit is the date on which the Trust Agreement was signed and the deposit with the Trustee was made.
* The actual date of termination of each Trust may be considerably earlier (see Part B, "Amendment and Termination of the Trust Agreement-- Termination").
** The first monthly income distribution of $5.24 for the National Trust, $4.96 for the Florida Trust and $4.89 for the Massachusetts Trust will be made on August 15, 2001.
*** In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION
AS OF JUNE 27, 2001

                                            National    Florida    Massachusetts
                                           Trust 270   Trust 105     Trust 77
                                           ----------  ----------  -------------
Principal Amount of Bonds in Trust.......  $8,500,000  $3,000,000   $2,000,000
Number of Units..........................       8,500       3,000        2,000
Principal Amount of Bonds in Trust per
 Unit....................................  $    1,000  $    1,000   $    1,000
Fractional Undivided Interest in Trust
 per Unit................................     1/8,500     1/3,000      1/2,000
Minimum Value of Trust:
 Trust Agreement may be Terminated if
  Principal Amount is less than..........  $4,250,000  $1,500,000   $1,000,000
Calculation of Public Offering Price per
 Unit*:
 Aggregate Offering Price of Bonds in
  Trust..................................  $8,375,389  $2,934,936   $1,965,981
                                           ==========  ==========   ==========
 Divided by Number of Units..............  $   985.34  $   978.31   $   982.99
 Plus: Sales Charge (4.70% of the Public
  Offering Price)........................  $    48.59  $    48.25   $    48.48
                                           ----------  ----------   ----------
 Public Offering Price per Unit..........  $ 1,033.93  $ 1,026.56   $ 1,031.47
 Plus: Estimated Organization Expenses...  $     2.50  $     2.50   $     2.50
 Plus: Accrued Interest*.................  $      .92  $      .87   $      .86
                                           ----------  ----------   ----------
 Total...................................  $ 1,037.35  $ 1,029.93   $ 1,034.83
                                           ==========  ==========   ==========
Sponsor's Initial Repurchase Price per
 Unit (per Unit Offering Price of
 Bonds)**................................  $   985.34  $   978.31   $   982.99
Approximate Redemption Price per Unit
 (per Unit Bid Price of Bonds)**.........  $   975.34  $   968.31   $   972.99
                                           ----------  ----------   ----------
Difference Between per Unit Offering and
 Bid Prices of Bonds.....................  $    10.00  $    10.00   $    10.00
                                           ==========  ==========   ==========
Calculation of Estimated Net Annual
 Income per Unit:
 Estimated Annual Income per Unit........  $    57.23  $    54.36   $    53.54
 Less: Estimated Trustee's Annual
  Fee***.................................  $     1.25  $     1.23   $     1.22
 Less: Other Estimated Annual Expenses...  $      .54  $      .57   $      .60
                                           ----------  ----------   ----------
 Estimated Net Annual Income per Unit....  $    55.44  $    52.56   $    51.72
                                           ==========  ==========   ==========
Calculation of Monthly Income
 Distribution per Unit:
 Estimated Net Annual Income per Unit....  $    55.44  $    52.56   $    51.72
 Divided by 12...........................  $     4.62  $     4.38   $     4.31
Accrued interest from the day after the
 Date of Deposit to the first record
 date**..................................  $     5.24  $     4.96   $     4.89
First distribution per Unit..............  $     5.24  $     4.96   $     4.89
Daily Rate (360-day basis) of Income
 Accrual per Unit........................  $    .1540  $    .1460   $    .1436
Estimated Current Return based on Public
 Offering Price****......................        5.35%       5.11%        5.00%
Estimated Long-Term Return****...........        5.29%       5.06%        4.94%

--------
   * Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
  ** This figure will also include accrued interest from the day after the Date of Deposit to the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor's Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
 *** Per $1,000 principal amount of Bonds, plus expenses.
**** The Estimated Current Return is calculated by dividing the Estimated Net
     Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST
PORTFOLIO SUMMARY AS OF JUNE 27, 2001

                                           National     Florida    Massachusetts
                                          Trust 270    Trust 105     Trust 77
                                         ------------ ------------ -------------
Number of municipal bonds (from 11
 states and the District of Columbia
 for the National Trust; from Florida
 for the Florida Trust; and from
 Massachusetts for the Massachusetts
 Trust)................................        17            9             6
Number of bonds issued with "original
 issue discount".......................        15            6             5
Average life to maturity of the bonds
 in the Trust (in years)...............      26.1         28.7          32.9
                                         Percentages+ Percentages+ Percentages+
                                         ------------ ------------ -------------
Percentage of bonds acquired from the
 Sponsor (as sole underwriter, member
 of underwriting syndicate or otherwise
 from its own organization)............      25.6%         0.0%          0.0%
General obligation bonds backed by the
 taxing power of state issuer..........       2.9%         0.0%          0.0%
Bonds not supported by the issuer's
 power to levy tax.....................      97.1%       100.0%        100.0%
The bonds derived their income from the
 following primary sources:
 . convention facilities................       8.1%         0.0%          0.0%
 . educational facilities...............      18.6%         3.3%         38.2%*
 . hospital and health care facilities..      30.3%*       47.0%*        37.8%*
 . housing facilities...................      20.8%        23.8%          0.0%
 . power facilities.....................       0.0%        14.0%          0.0%
 . transportation facilities............       0.0%        11.9%         24.0%
 . various purpose......................      19.3%         0.0%          0.0%
The bonds in the Trust are rated as
 follows:
 . Standard & Poor's
  AAA..................................      16.6%        29.2%         24.0%
  AA ..................................       8.6%         0.0%         38.3%
  A....................................      61.6%        70.8%         15.2%
                                             ----        -----         -----
    Total..............................      86.8%       100.0%         77.5%
                                             ====        =====         =====
 . Moody's
  Aaa..................................       0.0%         0.0%         11.8%
  A....................................      13.2%         0.0%         10.7%
                                             ----        -----         -----
    Total..............................      13.2%         0.0%         22.5%
                                             ====        =====         =====
The following insurance companies have
 insured the bonds in the Trust as to
 timely payment of principal and
 interest:
 . ACA..................................      19.0%         3.3%         15.1%
 . AMBAC................................       8.1%         0.0%          0.0%
 . FSA..................................       2.9%         0.0%          0.0%
 . MBIA.................................       0.0%        29.2%         35.8%
                                             ----        -----         -----
    Total..............................      30.0%        32.5%         50.9%
                                             ====        =====         =====

------------
+ Percentages based on the aggregate offering price of the bonds in the Trust.
* The Trust is considered to be "concentrated" in a particular category when bonds of that type make up 25% or more of the portfolio.

UNDERWRITING

  The names and addresses of the Underwriters and the number of Units to be sold by them are as follows:

                                                             Units
                                               ---------------------------------
                                               National   Florida  Massachusetts
                                               Trust 270 Trust 105   Trust 77
                                               --------- --------- -------------
Salomon Smith Barney Inc. ....................   3,450     1,900         750
388 Greenwich Street
New York, New York 10013

Southwest Securities, Inc.....................   2,000       500         500
45 Broadway
New York, New York 10006

William R. Hough..............................     750       500         250
100 Second Avenue
Suite 800
St. Petersburg, Florida 33701

Pershing/division of DLJ......................   1,000       --          250
1 Pershing Plaza
Jersey City, New Jersey 07399

Janney Montgomery Scott LLC...................     500       --          250
1801 Market Street
Philadelphia, Pennsylvania 19103

Gruntal & Co. Incorporated....................     250       100         --
14 Wall Street
New York, New York 10005

Morgan Keegan & Co., Inc. ....................     300       --          --
50 North Front Street
Memphis, Tennessee 38103

CIBC Oppenheimer Corp. .......................     250       --          --
Oppenheimer Tower
One World Financial Center
New York, New York 10281

                                                 -----     -----       -----
Total.........................................   8,500     3,000       2,000
                                                 =====     =====       =====

                          INDEPENDENT AUDITORS' REPORT

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 270, Florida Trust 105, and Massachusetts Trust 77:

We have audited the accompanying statements of financial condition, including the portfolios of securities, of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 270, Florida Trust 105, and Massachusetts Trust 77 as of June 27, 2001. These financial statements are the responsibility of the Trustee (see note 6 to the statements of financial condition). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on June 27, 2001, for the purchase of securities, as shown in the statements of financial condition and portfolios of securities. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 270, Florida Trust 105, and Massachusetts Trust 77 as of June 27, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                   /s/ KPMG LLP

New York, New York
June 27, 2001

                          TAX EXEMPT SECURITIES TRUST
                       STATEMENTS OF FINANCIAL CONDITION
                     AS OF DATE OF DEPOSIT, JUNE 27, 2001

                                                      TRUST PROPERTY
                                            -----------------------------------
                                            National    Florida   Massachusetts
                                            Trust 270  Trust 105    Trust 77
                                            ---------- ---------- -------------
Investment in Tax-Exempt Securities:
  Bonds represented by purchase contracts
   backed by letter of credit (1).......... $8,375,389 $2,934,936  $1,965,981
Accrued interest through the Date of
 Deposit on underlying bonds (1)(2)........    141,488     27,476      38,018
Cash (3)...................................     21,250      7,500       5,000
                                            ---------- ----------  ----------
    Total.................................. $8,538,127 $2,969,912  $2,008,999
                                            ========== ==========  ==========
                                                LIABILITIES AND INTEREST OF
                                                       UNIT HOLDERS
                                            -----------------------------------
Liabilities:
  Accrued interest through the Date of
   Deposit on underlying bonds (1)(2)...... $  141,488 $   27,476  $   38,018
  Reimbursement to Sponsor for Organization
   Costs (3)...............................     21,250      7,500       5,000
                                            ---------- ----------  ----------
                                               162,738     34,976      43,018
                                            ---------- ----------  ----------
Interest of Unit Holders:
  Units of fractional undivided interest
     outstanding
     (National Trust 270: 8,500; Florida
     Trust 105: 3,000; Massachusetts Trust
     77: 2,000)
   Cost to investors (4)...................  8,809,655  3,087,180   2,067,940
   Less--Gross underwriting commission (5).    413,016    144,744      96,959
   Less--Organization Costs (3)............     21,250      7,500       5,000
                                            ---------- ----------  ----------
   Net amount applicable to investors......  8,375,389  2,934,936   1,965,981
                                            ---------- ----------  ----------
    Total.................................. $8,538,127 $2,969,912  $2,008,999
                                            ========== ==========  ==========

------------
(1) Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 p.m. on June 27, 2001, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, "Public Offering--Offering Price." Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $15,000,000 which was deposited with the Trustee for the purchase of $13,500,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost of $13,276,306 plus $206,982 representing accrued interest thereon through the Date of Deposit.
(2) The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit holder of record on such date, as set forth in Part B, "Rights of Unit Holders--Distribution of Interest and Principal."
(3) A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization expenses are less than the estimated amount, only the actual organization expenses will be deducted from the assets of a Trust.
(4) Aggregate public offering price (exclusive of interest) computed on 8,500 Units of the National Trust, 3,000 Units of the Florida Trust and 2,000 Units of the Massachusetts Trust, on the basis set forth in Part B, "Public Offering--Offering Price."
(5) Sales charge of 4.70% computed on 8,500 Units of the National Trust, 3,000 Units of the Florida Trust and 2,000 Units of the Massachusetts Trust, on the basis set forth in Part B, "Public Offering--Offering Price."
(6) The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates (exclusive of estimate of organization expense) and accruals reflected in each Trust's financial statements. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering--Offering Price."

                          TAX EXEMPT SECURITIES TRUST
                  NATIONAL TRUST 270--PORTFOLIO OF SECURITIES
                              AS OF JUNE 27, 2001

                                                                     Cost of   Yield on  Annual
                Securities Represented               Redemption     Securities Date of  Interest
     Aggregate            by              Ratings    Provisions      to Trust  Deposit   Income
     Principal    Purchase Contracts        (1)          (2)          (3)(4)     (4)    to Trust
     --------- ------------------------   ------- ----------------- ---------- -------- --------

  1. $ 250,000 Orange County, Florida,      A-     11/15/10 @ 101   $ 263,970   5.680%  $ 15,937
               Health Facilities                  SF 11/15/12 @ 100
               Authority, Hospital
               Revenue Bonds, Adventist
               Health System/Sunbelt
               Obligated Group, 6.375%
               Due 11/15/2020

  2.   750,000 Illinois Educational         AA      7/1/08 @ 101      717,113   5.400     38,437
               Facilities Authority                SF 7/1/26 @ 100
               Revenue Bonds, The
               University of Chicago,
               5.125% Due 7/1/2038

  3.   500,000 Illinois Development         A-     11/15/09 @ 101     462,880   6.050     27,500
               Finance Authority,                 SF 11/15/25 @ 100
               Hospital Revenue Bonds,
               Adventist Health
               System/Sunbelt Obligated
               Group, 5.50%
               Due 11/15/2029

  4.   460,000 Minnesota Agricultural       A-      8/1/10 @ 102      489,845   5.750     30,130
               and Economic Development            SF 8/1/12 @ 100
               Board Revenue Bonds, The
               Evangelical Lutheran
               Good Samaritan Society
               Project, 6.55% Due
               8/1/2016

  5.   295,000 Minnesota Agricultural        A     11/15/10 @ 101     310,420   5.700     18,806
               and Economic Development           SF 11/15/23 @ 100
               Board, Health Care
               System Revenue Bonds,
               Fairview Health
               Services, 6.375%
               Due 11/15/2029

  6.   500,000 New Hampshire Higher          A      7/1/08 @ 101      430,170   5.917     24,375
               Educational and Health              SF 7/1/19 @ 100
               Facilities Authority
               Revenue Refunding Bonds,
               The Chesire Medical
               Center, 4.875% Due
               7/1/2028


                          TAX EXEMPT SECURITIES TRUST
                  NATIONAL TRUST 270--PORTFOLIO OF SECURITIES
                              AS OF JUNE 27, 2001

                                                                     Cost of   Yield on  Annual
                Securities Represented               Redemption     Securities Date of  Interest
     Aggregate            by              Ratings    Provisions      to Trust  Deposit   Income
     Principal    Purchase Contracts        (1)          (2)          (3)(4)     (4)    to Trust
     --------- ------------------------   ------- ----------------- ---------- -------- --------

  7. $ 750,000 New Hampshire Higher          A      4/1/08 @ 102    $ 698,872   5.800%  $ 39,750
               Educational and Health             SF 10/1/19 @ 100
               Facilities Authority
               Revenue Bonds, Franklin
               Pierce College Issue,
               ACA Insured, 5.30% Due
               10/1/2028

  8.   150,000 Allegheny County,             A      5/15/09 @ 102     145,219   5.600      8,062
               Pennsylvania, Higher               SF 11/15/20 @ 100
               Education Building
               Authority, College
               Revenue Bonds, Thiel
               College, ACA Insured,
               5.375% Due 11/15/2029

  9.   770,000 Tobacco Settlement            A           --           809,332   6.000     49,087
               Revenue Management                 SF 5/15/29 @ 100
               Authority, South
               Carolina, Tobacco
               Settlement Asset-Backed
               Bonds, 6.375% Due
               5/15/2030

 10.   500,000 Panhandle Regional           A3*     3/1/10 @ 102      528,360   5.900     33,125
               Housing Finance                     SF 3/1/11 @ 100
               Corporation, Texas,
               Multifamily Housing
               Revenue Bonds,
               Canterbury, Puckett
               Place, River Falls and
               Three Fountains Project,
               6.625% Due 3/1/2020

 11.   450,000 Utah State Housing           AAA     1/1/07 @ 102      466,425   5.500     27,450
               Finance Agency,                     SF 7/1/17 @ 100
               Multifamily Housing
               Refunding Revenue Bonds,
               FHA Insured Mortgage
               Loans, 6.10% Due
               7/1/2022

 12.   275,000 State of Washington,         AAA     7/1/08 @ 100      243,347   5.400     12,375
               Various Purpose General             SF 7/1/21 @ 100
               Obligation Bonds, FSA
               Insured, 4.50% Due
               7/1/2023

 13.   750,000 Pierce County,                A      12/1/08 @ 100     749,250   5.808     43,500
               Washington, Housing                 SF 6/1/19 @ 100
               Authority, Pooled
               Housing Refunding
               Revenue Bonds, ACA
               Insured, 5.80% Due
               12/1/2023


                          TAX EXEMPT SECURITIES TRUST
                  NATIONAL TRUST 270--PORTFOLIO OF SECURITIES
                              AS OF JUNE 27, 2001

                                                                     Cost of   Yield on  Annual
                 Securities Represented               Redemption    Securities Date of  Interest
     Aggregate             by              Ratings    Provisions     to Trust  Deposit   Income
     Principal     Purchase Contracts        (1)         (2)          (3)(4)     (4)    to Trust
     ---------- ------------------------   ------- ---------------- ---------- -------- --------

 14. $  100,000 West Virginia Hospital       A2*     9/1/10 @ 101   $  107,613  5.750%  $  6,750
                Finance Authority,                 SF 9/1/23 @ 100
                Hospital Revenue Bonds,
                Oak Hill Hospital, Inc.,
                6.75% Due 9/1/2030

 15.    500,000 Wisconsin Health and         A3*    2/15/09 @ 101      468,870  5.900     26,875
                Educational Facilities             SF 2/15/17 @ 100
                Authority Revenue Bonds,
                The Monroe Clinic, Inc.,
                5.375% Due 2/15/2022

 16.    750,000 Washington Convention        AAA    10/1/08 @ 100      680,760  5.400     35,625
                Center Authority,                  SF 10/1/22 @ 100
                Washington D.C., Senior
                Lien Dedicated Tax
                Revenue Bonds, AMBAC
                Insured, 4.75%
                Due 10/1/2028

 17.    750,000 District of Columbia          A           --           802,943  6.000     48,750
                Tobacco Settlement
                Financing Corporation,
                Tobacco Settlement
                Asset-Backed Bonds,
                6.50% Due 5/15/2033
     ----------                                                     ----------          --------
     $8,500,000                                                     $8,375,389          $486,534
     ==========                                                     ==========          ========




  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
                   FLORIDA TRUST 105--PORTFOLIO OF SECURITIES
                              AS OF JUNE 27, 2001

                                                                      Cost of   Yield on  Annual
                                                      Redemption     Securities Date of  Interest
     Aggregate Securities Represented by   Ratings    Provisions      to Trust  Deposit   Income
     Principal     Purchase Contracts        (1)          (2)          (3)(4)     (4)    to Trust
     --------- -------------------------   ------- ----------------- ---------- -------- --------

 1.  $ 500,000  Florida Housing Finance      A+      12/1/08 @ 102   $ 485,900   5.500%  $ 26,500
                Corporation, Housing                SF 6/1/19 @ 100
                Revenue Refunding Bonds,
                Hunters Ridge at
                Deerwood, 5.30%
                Due 12/1/2028

 2.    110,000  Florida Housing Finance       A      10/1/09 @ 102     114,237   5.600      6,710
                Corporation, Housing                SF 4/1/20 @ 100
                Revenue Bonds, Sunset
                Place, Cimarron and
                Olive Tree Apartments,
                6.10% Due 10/1/2029

 3.    100,000  Clearwater Housing            A      5/1/13 @ 100       97,279   5.550      5,300
                Authority, Housing                  SF 5/1/14 @ 100
                Revenue Refunding Bonds,
                The Hamptons at
                Clearwater, ACA Insured,
                5.30% Due 5/1/2018

 4.    395,000  City of Gulf Breeze,         AAA     6/1/08 @ 100      350,440   5.300     17,775
                Florida, Capital Funding           SF 10/1/23 @ 100
                Revenue Bonds, MBIA
                Insured, 4.50% Due
                10/1/2027

 5.    400,000  Lakeland, Florida,           AAA     10/1/10 @ 100     410,172   5.150     22,000
                Energy System Revenue              SF 10/1/37 @ 100
                Bonds, MBIA Insured,
                5.50% Due 10/1/2040

 6.    100,000  The School Board of          AAA     5/1/11 @ 101       96,245   5.250      5,000
                Miami-Dade County,                  SF 5/1/27 @ 100
                Florida, Certificates of
                Participation, MBIA
                Insured, 5.00%
                Due 5/1/2031

 7.    395,000  Orange County, Florida,      A-     11/15/10 @ 101     417,073   5.680     25,181
                Health Facilities                  SF 11/15/12 @ 100
                Authority, Hospital
                Revenue Bonds, Adventist
                Health System/Sunbelt
                Obligated Group, 6.375%
                Due 11/15/2020

                          TAX EXEMPT SECURITIES TRUST
                   FLORIDA TRUST 105--PORTFOLIO OF SECURITIES
                              AS OF JUNE 27, 2001

                                                                       Cost of   Yield on  Annual
                                                       Redemption     Securities Date of  Interest
     Aggregate  Securities Represented by   Ratings    Provisions      to Trust  Deposit   Income
     Principal      Purchase Contracts        (1)          (2)          (3)(4)     (4)    to Trust
     ---------- -------------------------   ------- ----------------- ---------- -------- --------

 8.  $  500,000  Palm Beach County,           A-     11/15/08 @ 101   $  456,490  5.750%  $ 25,625
                 Florida, Health                    SF 11/15/28 @ 100
                 Facilities Authority,
                 Retirement Community
                 Revenue Bonds, ACTS
                 Retirement-Life
                 Communities, Inc.,
                 Obligated Group, 5.125%
                 Due 11/15/2029

 9.     500,000  South Lake County,           A-      10/1/09 @ 101      507,100  5.600     29,000
                 Florida, Hospital                  SF 10/1/24 @ 100
                 District Revenue Bonds,
                 South Lake Hospital
                 Inc., 5.80% Due
                 10/1/2034
     ----------                                                       ----------          --------
     $3,000,000                                                       $2,934,936          $163,091
     ==========                                                       ==========          ========



  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
                MASSACHUSETTS TRUST 77--PORTFOLIO OF SECURITIES
                              AS OF JUNE 27, 2001

                                                                      Cost of   Yield on  Annual
                                                       Redemption    Securities Date of  Interest
     Aggregate  Securities Represented by   Ratings    Provisions     to Trust  Deposit   Income
     Principal      Purchase Contracts        (1)         (2)          (3)(4)     (4)    to Trust
     ---------- -------------------------   ------- ---------------- ---------- -------- --------

  1. $  215,000  Massachusetts                A3*    5/15/29 @ 105   $  210,724  5.500%  $ 11,556
                 Development Finance                SF 5/15/35 @ 100
                 Agency Revenue Bonds,
                 Boston University Issue,
                 5.375% Due 5/15/2039

  2.    285,000  Massachusetts                 A      3/1/09 @ 101      297,497  5.400     17,100
                 Development Finance                SF 3/1/21 @ 100
                 Agency Revenue Bonds,
                 Curry College Issue, ACA
                 Insured, 6.00% Due
                 3/1/2031

  3.    500,000  Massachusetts Health &       AA-     7/1/11 @ 101      510,215  5.500     28,750
                 Educational Facilities             SF 7/1/22 @ 100
                 Authority Revenue
                 Refunding Bonds,
                 Partners Healthcare
                 System, 5.75% Due
                 7/1/2032

  4.    250,000  Massachusetts Health &      Aaa*     7/1/08 @ 101      232,372  5.250     11,875
                 Educational Facilities             SF 7/1/19 @ 100
                 Authority Revenue Bonds,
                 Southcoast Health
                 System, MBIA Insured,
                 4.75% Due 7/1/2027

  5.    250,000  Massachusetts Health and     AA+     7/1/09 @ 101      242,873  5.300     12,812
                 Educational Facilities
                 Authority Revenue Bonds,
                 Wellesley College Issue,
                 5.125% Due 7/1/2039

  6.    500,000  Massachusetts Turnpike       AAA     1/1/07 @ 102      472,300  5.350     25,000
                 Authority, Metropolitan            SF 1/1/30 @ 100
                 Highway System Revenue
                 Bonds, MBIA Insured,
                 5.00% Due 1/1/2037
     ----------                                                      ----------          --------
     $2,000,000                                                      $1,965,981          $107,093
     ==========                                                      ==========          ========

  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

NOTES TO PORTFOLIOS OF SECURITIES

(1) For a description of the meaning of the applicable rating symbols as published by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service(*) and Fitch Investor Services, Inc.(**), see Part B, "Bond Ratings."

(2) There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. "SF" indicates a sinking fund has been or will be established with respect to an issue of Bonds. The prices at which Bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the Bonds to a Trust. Certain Bonds in a Portfolio, including Bonds listed as not being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provision under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. For example, see discussion of obligations of housing authorities in Part B, "Tax Exempt Securities Trust--Risk Factors."

(3) Contracts to purchase Bonds were entered into during the period May 22, 2001, through June 27, 2001, with the settlement date on July 2, 2001. The Profit to the Sponsor on Deposit totals $95,847 for the National Trust, $30,396 for the Florida Trust and $22,129 for the Massachusetts Trust.

(4) Evaluation of the Bonds by the Evaluator is made on the basis of current offering prices for the Bonds. The current offering prices of the Bonds are greater than the current bid prices of the Bonds. The Redemption Price per Unit and the public offering price of the Units in the secondary market are determined on the basis of the current bid prices of the Bonds. (See Part B, "Public Offering--Offering Price" and "Rights of Unit Holders-- Redemption of Units.") Yield on Date of Deposit was computed on the basis of offering prices on the date of deposit. On June 27, 2001, the aggregate bid price of the Bonds was $8,290,389 for the National Trust, $2,904,936 for the Florida Trust and $1,945,981 for the Massachusetts Trust.

PROSPECTUS--Part B:
--------------------------------------------------------------------------------

 Note that Part B of this Prospectus may not be distributed unless accompanied by Part A.
--------------------------------------------------------------------------------
TAX EXEMPT SECURITIES TRUST

The Trusts

  For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts. A unit investment trust provides many of the same benefits as individual bond purchases. However, while receiving many of the benefits, the holder of Units (the "Holder") avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. Each Trust is also created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the "Trust Agreement"), of Salomon Smith Barney Inc., as Sponsor, The Chase Manhattan Bank, as Trustee, and Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., as Evaluator. Each Trust containing Bonds of a State for which such Trust is named (a "State Trust") and each National Trust is referred to herein as the "Trust" and together they are referred to as "Trusts." On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the "Bonds") and/or Units of preceding Series of Tax Exempt Securities Trust (the "Deposited Units"). The Bonds and Deposited Units (if any) are referred to herein collectively as the "Securities." After the deposit of the Securities and the creation of the Trusts, the Trustee delivered to the Sponsor registered certificates of beneficial interest (the "Certificates") representing the units (the "Units") comprising the entire ownership of each Trust. These Units are now being offered hereby. References to multiple Trusts herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

  The objectives of each Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is no guarantee that a Trust's objectives will be achieved.

Portfolio

  The Sponsor's investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust:

  . whether the interest on the Bonds selected would be exempt from federal and/or state income taxes imposed on the Holders;

  . whether the Bonds were rated "A" or better by a major bond rating agency;

  . the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

  . the diversity of the types of Bonds; and

  . the cost of the Bonds relative to what the Sponsor believes is their value.

The Units

  Each Unit in a Trust represents a fractional undivided interest in the principal and net income of such Trust. If any Units are redeemed after the date of this Prospectus, the principal amount of Bonds in the Trust will be reduced by an amount allocable to redeemed Units. Also, the fractional undivided interest in the Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed or until the termination of the Trust.

RISK FACTORS

  An investment in Units is subject to the following risks.

Failure of Issuers to Pay Interest and/or Principal

  The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Original Issue Discount Bonds and Zero Coupon Bonds

  Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For federal income tax purposes, original issue discount on such bonds must be accrued over the terms of such bonds. On sale or redemption, the difference between (i) the amount realized (other than amounts treated as tax-exempt income), and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will be treated as taxable income, gain or loss. See "Taxes" herein.

"When Issued" and "Delayed Delivery" Bonds

  Certain Bonds in a Trust may have been purchased by the Sponsor on a "when issued" basis. Bonds purchased on a "when issued" basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed ("delayed delivery") or may not occur. The effect of a Trust containing "delayed delivery" or "when issued" Bonds is that Holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such "when issued" or "delayed delivery" Bonds during the time between the Holders purchase of Units and delivery of such Bonds to a Trust. Such adjustment has been taken into account in computing the Estimated Current Return and Estimated Long-Term Return set forth herein, which is slightly lower than Holders may receive after the first year. To the extent that the delivery of such Bonds is delayed beyond their respective expected delivery dates, the Estimated Current Return and Estimated Long-Term Return for the first year may be lower than indicated in the "Summary of Essential Information" in Part A.

Redemption or Sale Prior to Maturity

  Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that a Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount

  The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond will have a larger portion of its total return in the form of taxable ordinary income (because market discount income is taxable ordinary income) and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. See "Taxes" herein.

Failure of a Contract to Purchase Bonds

  In the event that any contract for the purchase of any Bond fails, the Sponsor is authorized under the Trust Agreement to instruct the Trustee to acquire other securities (the "Replacement Bonds") for inclusion in the Portfolio of the affected Trust. However, in order for the Trustee to acquire any Replacement Bonds, they must be deposited not later than the earlier of (i) the first monthly Distribution Date of the Trust or (ii) 90 days after such Trust was established. The cost and aggregate principal amount of a Replacement Bond may not exceed the cost and aggregate principal amount of the Bond which it replaces. In addition, a Replacement Bond must:

  . be a tax-exempt bond;

  . have a fixed maturity or disposition date comparable to the Bond it replaces;

  . be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Bond which it replaces;

  . be purchased within twenty days after delivery of notice of the failed contracts; and

  . be rated in a category of A or better by a major rating organization.

  Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Holders of such Trust of the acquisition of the Replacement Bond.

  In the event that a contract to purchase any of the Bonds fails and Replacement Bonds are not acquired, the Trustee will, not later than the second monthly Distribution Date, distribute to Holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Bonds, the remaining moneys will be distributed to Holders not later than the second monthly Distribution Date. Moreover, the failed contract may reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return of the affected Trust.

Risks Inherent in an Investment in Different Types of Bonds

  The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

  General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control.

  Industrial Development Revenue Bonds ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

  Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

  Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and reduce the amount of income that would otherwise have been paid to Holders.

  Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

  Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

  University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payments on its own.

  Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

  Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

  Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

  Moral Obligation Bonds. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

  Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

  Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

  Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

  Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

  Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

  Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

  Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

  Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico. These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal 1999, approximately 87% of Puerto Rico's exports were to the United States mainland, which was also the source of 60% of Puerto Rico's imports. In fiscal 1999, Puerto Rico experienced a $9.6 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1995 was $28.5 billion ($26.0 billion in 1992 prices) and gross product in fiscal 1999 was $38.2 billion ($29.8 billion in 1992 prices). This represents an increase in gross product of 34.4% from fiscal 1995 to 1999 (14.8% in 1992 prices).

  Average employment increased from 1,051,000 in fiscal 1995, to 1,147,000 in fiscal 1999. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999, the lowest annual unemployment rate in more than two decades. According to the Labor Department's Household Employment Survey, during fiscal 1999, total employment increased 0.9% over fiscal 1998. Total monthly employment averaged 1,147,000 in fiscal 1999, compared to 1,137,400 in fiscal 1998. The seasonally adjusted unemployment rate for January 2000 was 11.9%. According to the Labor Department's Household Employment Survey, during the first seven months of fiscal 2000, total employment increased 0.4% over the same period in fiscal 1999. Total monthly employment averaged 1,138,600 during the first seven months of fiscal 2000, compared to 1,134,400 in the same period in fiscal 1999.

  The Planning Board's gross product forecast for fiscal 2000, made in October 1999, projected an increase of 2.7% over fiscal 1999 and an increase of 2.3% for fiscal 2001. The performance of the economy during fiscal 2000 and 2001 will be effected principally by the performance of the United States economy and by the increase in oil prices and, to a lesser extent, by the level of interest rates. Since Puerto Rico is heavily dependent on oil imports for its energy needs, if the level of oil prices remain at their current high levels, this may adversely affect economic activity in Puerto Rico during the remainder of fiscal 2000 and during fiscal 2001.

Insurance

  Certain Bonds (the "Insured Bonds") may be insured or guaranteed by American Capital Access Corporation ("ACA"), Asset Guaranty Insurance Co. ("AGI"), Ambac Assurance Corporation ("AMBAC"), Asset Guaranty Reinsurance Company ("Asset Guaranty"), Capital Markets Assurance Corp. ("CAPMAC"), Connie Lee Insurance Company ("Connie Lee"), Financial Guaranty Insurance Company "Financial Guaranty"), Financial Security Assurance Inc. ("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "Insurance Companies"). The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. Standard & Poor's has assigned an A claims-paying ability to ACA and an AA claims-paying ability to AGI. The ratings are subject to change at any time at the discretion of the rating agencies.

  The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

Litigation and Legislation

  To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

Tax Exemption

  From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Taxes" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Holders are urged to consult their own tax advisers.

TAXES

  This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the

Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds the Units as part of a hedge or straddle.

The Bonds

  In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at that time (except in certain circumstances because of the identity of the holder). However, interest on the Bonds may be subject to state and local taxes. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

  In the opinions of bond counsel referred to above, none of the interest received on the Bonds at the time of issuance is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation's alternative minimum tax.

  In the case of certain Bonds, the opinions of bond counsel indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income tax, although interest on those Bonds received by others generally would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

  The opinions of bond counsel are limited to the law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of possible changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

  The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt private activity bonds, or the facilities themselves, and it is not possible to give any assurance that future events will not affect the tax-exempt status of the Bonds.

  From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

  As of the date of this prospectus, recently passed legislation will phase in lower personal income tax rates under federal law over the next six years. Under lower personal income tax rates on interest income the benefit of the tax-exempt status of the Bonds held by the Trusts is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the pre-tax interest rates on the Bonds generally are lower than interest rates on similar taxable bonds.

  Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

  In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

     The Trusts are not associations taxable as corporations for federal income tax purposes, and the interest on the Bonds that is excludible from federal gross income when received by the Trusts will be excludible from the federal gross income of the Holders. Any proceeds paid under the insurance policies described above issued to the Trusts with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trusts will be excludible from federal gross income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

     Each Holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Holder will be considered to have received its pro rata share of income from Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Holder's method of accounting and depending on the existence of any original issue discount on the Bonds), and each Holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Holder sells, exchanges or redeems its Units.

  The opinion of Paul, Hastings, Janofsky & Walker LLP, which is set forth above, as to the tax status of the Trusts is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trusts pursuant to the Reinvestment Programs, described under "Reinvestment Programs" in this Part B. However, reinvestment does not avoid a taxable event that otherwise occurs.

Other Tax Issues

  The Trust may contain Bonds issued with original issue discount. Holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of any accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust's tax basis (and the Holder's tax basis) in a Bond is increased by any tax-exempt accrued original issue discount. For Bonds issued after June 9, 1980, that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders.

  Holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

  The total cost of a Unit to a Holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Holder's per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond.

  A Holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond's face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Holder's tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Holder's income. Thus, for example, a Holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Holder is considered to have held such interest.

  Bond premium must be amortized under the method the Holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

  Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is includible in gross income for federal, state and local income tax purposes. That gain (or loss) will be capital gain (or loss), assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain (or loss) will be realized by the Holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain (or loss) will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Holder's tax basis is otherwise a tax-free return of capital.

  A Holder may acquire its Units or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as taxable ordinary income, rather than capital gain, to the extent of any accrued market discount.

  Long-term capital gains realized by non-corporate Holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 20% (10% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 15% tax bracket for ordinary income), while ordinary income and short-term capital gains received by non-corporate Holders will be taxed at a maximum federal income tax rate of 39.6%. As stated above, these rates are scheduled to change over time under recently passed legislation. Beginning in the year 2001, for Holders in the 15% tax bracket for ordinary income (or in the year 2006, for Holders in the 28% or higher tax bracket for ordinary income), capital gains realized with respect to Units and

Bonds held for more than five years may be subject to a reduced rate of long-term capital gains tax. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from the sale of Bonds, under certain circumstances, may not be distributed pro-rata, a Holder's taxable income or gain for any year may exceed its actual cash distributions in that year.

  If the Trust purchases any units of a previously issued unit investment trust series, based on the opinion of counsel with respect to such series the Trust's pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

  Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however bond counsel has opined that none of the Bonds in the Trust are covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income;
(3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

  The Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income" combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds this base amount.

  Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

  If borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

  After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

EXPENSES AND CHARGES

Initial Expenses

  Investors will reimburse the Sponsor on a per Unit basis, all or a portion of the estimated costs incurred in organizing each Trust including the cost of the initial preparation of documents relating to a Trust, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses. The estimated organization costs will be paid to the Sponsor from the assets of a Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor. Any balance of the costs incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses will be paid at no cost to the Trusts.

Fees

  The Trustee's, Evaluator's and Sponsor's fees are set forth under the Summary of Essential Information. The Trustee receives for its services as Trustee payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee's fee is based on the principal amount of Bonds contained in the Trust during the preceding month. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

  The Evaluator's fee, which is earned for Bond evaluations, is received for each evaluation of the Bonds in a Trust as set forth under Summary of Essential Information.

  The Sponsor's fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year. The Sponsor's fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust. However, at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Tax Exempt Securities Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

  The fees of the Trustee, Evaluator and Sponsor may be increased without approval of Holders in proportion to increases under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor.

Other Charges

  The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust.

  To the extent lawful, the Trust will also pay expenses associated with updating the Trusts' registration statements and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. Any payments received by the Sponsor reimbursing it for payments made to update Trusts' registration statements will not exceed the costs incurred by the Sponsors.

  The Trusts shall further incur expenses associated with all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature, will be paid at no cost to the Trusts.

PUBLIC OFFERING

Offering Price

  During the initial public offering period, the Public Offering Price of the Units is determined by adding to the Evaluator's determination of the aggregate offering price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period, the Public Offering Price of the Units of a Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge equal to 5% of the Public Offering Price (5.263% of the aggregate bid price of the Bonds per Unit). A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

  During the initial public offering period, the sales charge and dealer concession for the Trusts will be reduced as follows:

                           Percent of                 Percent of
                             Public                   Net Amount                 Dealer
Units Purchased+         Offering Price                Invested                Concession
----------------         --------------               ----------               ----------
      1-99                   4.70%                      4.932%                   $33.00
    100-249                  4.25%                      4.439%                   $32.00
    250-499                  4.00%                      4.167%                   $30.00
    500-999                  3.50%                      3.627%                   $25.00
1,000 or more                3.00%                      3.093%                   $20.00

  The Holders of Units of any unit investment trust (the "Exchangeable Series") may exchange Units of the Exchangeable Series for Units of a Trust of this Series at their relative net asset values, subject to a fixed sales charge of $25 per Unit. See "Exchange Option" herein.

  The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

  Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units at a Public Offering Price equal to the Evaluator's determination of the aggregate offering price of the Bonds per Unit plus a sales charge of .50%. In addition, during the initial public offering period a portion of the Public Offering
--------
+ The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc. Units held in the name of the spouse or child under the age of 21 of the purchaser are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period such purchases may be made at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of the Bonds per Unit plus a sales charge of .50%. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public. Participants in the Smith Barney Asset OneSM Program and in the Reinvestment Program of any series of the Trust may purchase Units at a Public Offering Price equal to the Evaluator's determination of the aggregate offering price of the Bonds (plus cash held by the Trust for organization and offering costs) per Unit during the initial offering period and after the initial offering period at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of the Bonds per Unit. Participants in the Smith Barney Asset OneSM Program are subject to certain fees for specified securities brokerage and execution services.

Method of Evaluation

  During the initial public offering period, the aggregate offering price of the Bonds is determined by the Evaluator (1) on the basis of current offering prices for Bonds, (2) if offering prices are not available for any Bonds, on the basis of current offering prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations are made each business day as of the Evaluation Time set forth in the Summary of Essential Information. Following the initial public offering period, the aggregate bid price of the Bonds will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the Summary of Essential Information. The term "business day," as used herein shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1 1/2% of principal amount of the Bonds. In the case of actively traded securities, the difference may be as little as 1/2 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Summary of Essential Information.

Distribution of Units

  During the initial public offering period Units of a Trust will be distributed to the public at the Public Offering Price through the Underwriters and dealers. The initial public offering period is 30 days unless all Units of a Trust are sold prior thereto, in which case the initial public offering period terminates with the sale of all Units. So long as all Units initially offered have not been sold, the Sponsor may extend the initial public offering period for up to four additional successive 30-day periods. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

  It is the Sponsor's intention to qualify Units of a Trust for sale through the Underwriters and dealers who are members of the National Association of Securities Dealers, Inc. Units of a State Trust will be offered for sale only in the State for which the Trust is named, except that Units of a New York Trust will also be offered for sale to residents of the State of Connecticut, the State of Florida and the Commonwealth of Puerto Rico. Units will initially be sold to dealers at prices which represent a concession equal to the amount designated in the tables under "Public Offering--Offering Price." The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers. After the initial offering period the dealer concession is negotiated on a case-by-case basis.

  Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Holder or become entitled to exercise the rights of a Holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Holder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

Market for Units

  While the Sponsor is not obligated to do so, its intention is to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Holder desiring to dispose of its Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price.

Exchange Option

  Holders may exchange their Units of this Series for Units of any series of Tax Exempt Securities Trust (the "Exchange Trust") available for sale in the state in which the Holder resides. Such exchange will be at a Public Offering Price for the Units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per Unit. The terms of the Exchange Option will also apply to Holders who wish to exchange Units of an Exchangeable Series for Units of a Trust of this Series. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Holders. Therefore, there is no assurance that the Exchange Option will be available to a Holder. Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of Units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole Units.

  An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust, or Units of an Exchangeable Series for Units of a Trust, will generally constitute a taxable event under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for Units of any other series of the Tax Exempt Securities Trust, or Units of an Exchangeable Series for Units of a Trust of this Series, which are grantor trusts for U.S. federal income tax purposes, will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

  Units of the Exchange Trust or a Trust of this Series will be sold under the Exchange Option at the bid prices (for trusts being offered in the secondary market) and offer prices (for trusts being offered in the primary market) of the underlying securities in the particular portfolio involved per Unit plus a fixed charge of $25 per Unit. Sales to dealers will be made at prices which represent a concession. The amount of the concession will be established at the time of sale by the Sponsor. As an example, assume that a Holder, who has three Units of a trust with a current price of $1,020 per Unit based on the bid prices of the underlying securities, desires to exchange his Units for Units of a series of an Exchange Trust with a current price of $880 per Unit based on the bid prices of the underlying securities. In this example, the proceeds from the Holder's Units will aggregate $3,060. Since only whole Units of an Exchange Trust or a Trust of this Series may be purchased under the Exchange Option, the Holder would be able to acquire three Units in the Exchange Trust for a total cost of $2,715 ($2,640 for the Units and $75 for the sales charge) and would receive the remainder of his proceeds ($345) in cash. The Holder, at his option, could also decide to add $560 ($535 for the Unit and $25 for the sales charge) to the remaining cash balance and purchase another Unit of the Exchange Trust as explained in the first paragraph of this section.

Reinvestment Programs

  Distributions of interest and/or principal are made to Holders monthly. The Holder has the option of either receiving a monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions to the reinvestment program selected by the Holder. Since the Sponsor has arranged for different reinvestment alternatives Holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Holder. The Holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Holder and may be terminated at any time by the Holder. The program may also be modified or terminated by the Trustee or the program's Sponsor.

Sponsor's and Underwriters' Profits

  The Underwriters receive a commission based on the sales charge of a particular Trust as adjusted pursuant to the agreement among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter's commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses in the amount of any difference between the cost of the Bonds to a Trust and the purchase price of such Bonds to the Sponsor. Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member. During the initial public offering period the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Bonds and hence in the Public Offering Price received by the Underwriters for Units. Cash made available to the Sponsor prior to the anticipated first settlement date for the purchase of Units may be used in the Sponsor's businesses to the extent permitted by applicable regulations.

  In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units.

RIGHTS OF HOLDERS

Certificates

  Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

  Certificates may be issued in denominations of one Unit or any multiple thereof. A Holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

  Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a pro rata basis to Holders of record in such Trust as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Holders on previous Distribution Dates.

  The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders' pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the "Monthly Income Distribution") plus such Holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Monthly Income Distribution per Unit initially will be in the amount shown under Summary of Essential Information for a Trust. The Monthly Income Distribution will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

  Normally, interest on the Bonds is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will then be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup such advances by reducing the amount distributed per Unit in one or more Monthly Income Distributions. If Units are redeemed subsequent to such advances by the Trustee, each remaining Holder will be subject to a greater pro rata reduction in his Monthly Income Distribution. To the extent it is unable to recoup advances from the Interest Account, the Trustee is also entitled to withdraw from the Principal Account. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Holders and are available for use by The Chase Manhattan Bank pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds, accrued interest may at any point in time be greater than the amount of interest distributed to Holders. This excess accrued but undistributed interest amount will be added to the value of the Units on any purchase made after the Date of Deposit. If a Holder sells all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds.

  As of the first day of each month the Trustee will deduct from the Interest Account of a Trust amounts necessary to pay the expenses of such Trust. To the extent there are not sufficient funds in the Interest Account to pay Trust expenses, the Trustee is also entitled to withdraw from the Principal Account. The Trustee also may withdraw from the accounts such amounts it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee returns any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

  The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds from their respective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit through the date of settlement of the investor's purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advances to a Trust (without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

Reports and Records

  The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest and the amount of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement (1) as to the Interest Account: interest received, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account. The accounts of a Trust shall be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Holders upon request.

  The Trustee shall keep available for inspection by Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

Redemption of Units

  Units may be tendered to the Trustee for redemption at its unit investment trust office at 4 New York Plaza, New York, New York 10004, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

  Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

  Within seven calendar days following such tender, the Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading.

  Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Computation of Redemption Price per Unit

  The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the

Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less
(a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Holders of such Trust of record as of a date prior to the evaluation. As of the close of the initial public offering period the Redemption Price per Unit will be reduced to reflect the organization costs per Unit of a Trust. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.

Purchase by the Sponsor of Units Tendered for Redemption

  The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee. Such a purchase by the Sponsor will be at the price so bid by making payment to the Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee.

  The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor. The Sponsor likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

SPONSOR

  Salomon Smith Barney Inc. ("Salomon Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. ("Smith Barney") with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Salomon Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Salomon Smith Barney is an indirect wholly-owned subsidiary of Citigroup Inc. Salomon Smith Barney or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and investment manager of 12 closed-end investment companies. Salomon Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax-Exempt Fund and Tax Exempt Securities Trust, and acts as sponsor of most Series of Defined Assets Funds.

Limitations on Liability

  The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Holders for taking any action or refraining from any action in good faith or for errors in judgment. The Sponsor shall also not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

  Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds. Such events include: default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Holders. The Sponsor intends to provide Portfolio supervisory services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

  It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan. However, the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

  Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds the Trustee is required to give notice thereof to each Holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

  If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

  The Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017, and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Company and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

  The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Resignation

  By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

  The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

  The Trustee, Sponsor and Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

  The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.

Resignation

  The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee. Should such removal occur, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

  The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Holders. However, the Trust Agreement may not be amended to increase the number of Units issuable or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust. In the event of any amendment, the Trustee is obligated to notify promptly all Holders of the substance of such amendment.

Termination

  The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Holders. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under "Summary of Essential Information." In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust. Then after paying all expenses and charges incurred by such Trust, the Trustee will distribute to each Holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

MISCELLANEOUS

Legal Opinion

  The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, as special counsel for the Sponsor.

Auditors

  The statements of financial condition and portfolios of securities included in this Prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Performance Information

  Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

BOND RATINGS+

  All ratings shown under Part A, "Portfolio of Securities", except those identified otherwise, are by Standard & Poor's.

Standard & Poor's

  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

  The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default--capacity and willingness of the obligor as to the timely
------------
+ As described by the rating agencies.

  payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

  AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

  A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Provisional Ratings: The letter "p" following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

  Conditional rating(s), indicated by "Con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody's

  A brief description of the applicable Moody's rating symbols and their meanings is as follows:

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Rating symbols may include numerical modifiers "1," "2," or "3." The numerical modifier "1" indicates that the security ranks at the high end, "2" in the mid-range, and "3" nearer the low end of the generic category. These modifiers of rating symbols "Aa," "A" and "Baa" are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Fitch

  A brief description of the applicable Fitch's rating symbols and their meanings is as follows:

  AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

  A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

  A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

Duff & Phelps

  A brief description of the applicable Duff & Phelps' rating symbols and their meanings is as follows:

  AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

FEDERAL TAX FREE VS. TAXABLE INCOME

  This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after federal income tax, returns equivalent to specified tax-exempt bond yields. The table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in his taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects projected effective federal income tax rates and tax brackets for the 2001 taxable year based on the statutory rates in the recently passed legislation. Such rates are subject to change and lower rates are scheduled to be phased in over the next six years under recently passed legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax.

2001 Tax Year
-------------------------------------------------------------------------------

  Taxable Income Bracket                        Tax Exempt Yield
                            Federal Effective
  Joint                       Tax    Federal
 Return     Single Return   Bracket Tax Rate           4.00% 4.50% 5.00% 5.50% 6.00%  6.50%
                                        Taxable Equivalent Yield
--------------------------------------------------------------------------------------------
$      0-  12,000   $      0-  6,000  10.00%   10.00%  4.44% 5.00% 5.56% 6.11%  6.67%  7.22%
$ 12,001-  45,200   $  6,001- 27,050  15.00    15.00   4.71  5.29  5.88  6.47   7.06   7.65
$ 45,201- 109,250   $ 27,051- 65,550  28.00    28.00   5.56  6.25  6.94  7.64   8.33   9.03
$109,251- 132,950   $ 65,551-132,950  31.00    31.00   5.80  6.52  7.25  7.97   8.70   9.42
$132,951- 166,500   $132,951-136,750  31.00    31.93   5.88  6.61  7.35  8.08   8.81   9.55
$166,501- 297,350   $136,751-297,350  36.00    37.08   6.36  7.15  7.95  8.74   9.54  10.33
Over $297,350       Over $297,350     39.10    40.27   6.70  7.53  8.37  9.21  10.05  10.88
--------------------------------------------------------------------------------------------

Note: This table reflects the following:
  1 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
  2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
  4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

PROSPECTUS--Part C:
--------------------------------------------------------------------------------

  Note: Part C of this Prospectus may not be distributed unless accompanied by
                                 Parts A and B.
--------------------------------------------------------------------------------
TAX EXEMPT SECURITIES TRUST--THE STATE TRUSTS

  Potential purchasers of the Units of a State Trust should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investment in a State Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

Florida Trust

Risk Factors--

Population. In 1980, Florida was the seventh most populous state in the U.S. Florida has grown dramatically since then and as of April 1, 2000, ranks fourth with an estimated population of 16 million.

  . The U.S. average population increase since 1990 is about 1.0% annually, while Florida's average increase is about 1.8% annually.

  . From 1990 to 1999, 82.4% of Florida's population growth was due to more people moving into Florida than moved out. The remaining 17.6% was due to the excess of births over deaths.

  . Approximately one-third of the population increase due to the net in-migration was due to people moving to Florida from foreign countries, and the other two-thirds was due to people moving from other states.

  . Approximately 60% of Florida's total population is at the working age
    (18-64). This share is not expected to increase significantly in the next decade.

  . However, the percentage of Florida residents aged 85 and older was projected to increase by 29% between 1995 and 2000 and by another 23% between 2000 and 2005.

Income. Personal income in Florida has been growing steadily the last decade.

  . Florida's real income per person has tracked closely with the U.S.
    average and has tracked above the southeast.

  . Since 1992, however, Florida's real income per person has been consistently slightly below that of the U.S.

  Florida has a proportionately greater retirement age population than most states. As a result, property income (dividends, interest, and rent), and transfer payments (for example, Social Security and pension benefits) are relatively more important sources of income to persons residing in Florida. Transfer payments are typically less sensitive to the ups and downs of the economy than wages and salaries and other employment income, and, therefore, act as a stabilizing force in weak economic periods.

  The personal income of residents of the various states in the U.S. is frequently used to make comparisons among the various states. However, using personal income to compare Florida to other states can be misleading. Florida's personal income is systematically underestimated. Contributions by employers to employees' pension, profit sharing, and other retirement plans are included in personal income of that employee while the employee is working and earning wages and salary. When those same employees retire, to avoid double accounting, retirement payments to them from those retirement plans are excluded in computing personal income. Florida retirees are more likely to be collecting retirement benefits that they earned in a state other than Florida. As a result, Florida personal income is underestimated.

  . Florida has no personal income tax.

  . Florida's real income per person in 1999 was $28,023.

  . The U.S. average real income per person was slightly higher at $28,542.

  . Real income per person in the southeast United States was significantly lower at $25,703.

  . Total Florida real income increased 4.6% from 1998 to 1999 and is forecasted to increase 3.6% in the fiscal year ended June 30, 2000/1/, and 4.0% in the fiscal year ending June 30, 2001.

  . Florida real income per person is projected to increase 1.6% in the fiscal year ended June 30, 2000, and 2.1% in the fiscal year ending June 30, 2001.

  . The national economic forecast indicates slower growth during the next two fiscal years. While the Florida economy will also slow, it is expected to continue outperforming the U.S. economy.

Employment

  . Since 1990, Florida's working age population (age 18-64) has increased approximately 17%, while the number of employed persons in Florida increased approximately 20.2%.

  . Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services.

  . In 1998, 13 of the 20 public companies in Florida generating the most revenue were Fortune 500 companies with headquarters in Florida.

  In 1998, services constituted 36% and trade constituted 25.5% of Florida's total non-farm jobs. The U.S., however, continues to have a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical.

  . From 1990 to 1994, Florida's unemployment rate was consistently slightly higher than that of the U.S.

  . From 1994 to 1997, Florida's unemployment rate was generally below that of the U.S.

  . In 1998, Florida's unemployment rate was again very slightly above that of the U.S.

  . It is estimated that in 1999 and 2000 Florida's unemployment rate will once again fall below the U.S. unemployment rate.

  . It is estimated that Florida's unemployment rate will be 3.8% in the fiscal year ended June 30, 2000, and 4.1% in the fiscal year ending June 30, 2001.

  Florida's economy is expected to grow at a slow rate along with the U.S., but is expected to out perform the U.S. as a whole.

  . Total non-farm employment in Florida is expected to increase 3.5% for the fiscal year

--------
  /1/ All figures in this risk disclosure that are stated as projections or estimations for the fiscal year ended June 30, 2000, are referred to as such because the relevant data had not been conclusively calculated to provide actual figures as of January 23, 2001.

   ended June 30, 2000, and 2.5% for the fiscal year ending June 30, 2001.

  . Trade and services, the two largest employment sectors, currently account for more than half of the total non-farm employment in Florida.

  . Employment in the service sectors should experience an increase of 5.4% for the fiscal year ended June 30, 2000, while growing 4.5% for the fiscal year ending June 30, 2001. Trade is expected to expand 2.9% for each of the fiscal years ended June 30, 2000, and ending June 30, 2001.

  . The service sector is now Florida's largest non-farm employment category.

Construction. In the past, Florida's economy has been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years as a result of continued diversification of Florida's economy. For example, in 1973, total contract construction employment as a share of total non-farm employment was about 10%, in the late 1980's, the share had edged downward to 7.5%, and in 1998, the share was only 5.2%. This trend is expected to continue as Florida's economy continues to diversify.

  While recent federal tax reforms reducing capital gains realized on the sale of homes may increase the purchases of second, preretirement homes in Florida, single and multi-family private housing starts in Florida are projected to slow over the next two years.

  . Single and multi-family private housing starts in Florida for the fiscal year ended June 30, 2000, are projected to fall to a combined level of 138,600, decreasing to 134,900 for the fiscal year ending June 30, 2001.

  . Total construction expenditures in Florida are forecasted to increase
    3.5% for the fiscal year ended June 30, 2000, and increase 0.8% for the fiscal year ending June 30, 2001.

Tourism. Tourism is one of Florida's most important industries. Approximately
48.7 million tourists visited Florida in 1998. Florida's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Due in large part to the fact that Florida does not have a state individual income tax, tourists in Florida are, in essence, additional residents for purposes of determining Florida tax revenues.

  . Tourist arrivals to Florida are forecasted to increase by 4.9% for the fiscal year ended June 30, 2000, and 2.7% for the fiscal year ending June 30, 2001.

  . Tourist arrivals to Florida by air are expected to increase by 6.3% for the fiscal year ended June 30, 2000, and increase by 4.3% for the fiscal year ending June 30, 2001.

  . Tourist arrivals by car are expected to increase by 3.1% for the fiscal year ended June 30, 2000, and 0.5% for the fiscal year ending June 30, 2001.

  In the fiscal year ended June 30, 2000, 51.2 million domestic and international tourists are expected to have visited Florida. For the fiscal year ending June 30, 2001, about 52.6 million tourists are expected to visit Florida.

Revenues and Expenses. Estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida for the fiscal year ending June 30, 2001, total $21,561.2 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to Florida, $19,361.7 million of that is Estimated Revenues and represents an increase of 4.8% over the previous year's Revenues. With effective General Revenues plus Working Capital and Budget Stabilization Funds appropriations at $20,143.7 million, including

$47.0 million transferred to the Budget Stabilization Fund, unencumbered reserves at the fiscal year ending June 30, 2001, are estimated at $1,464.5 million. Estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida for the fiscal year ending June 30, 2002, total $21,900.3 million, a 1.6% increase over the fiscal year ending June 30, 2001. The $20,350.4 million in Estimated Revenues represents an increase of 5.1% over the previous year's Estimated Revenues.

General Revenues and Expenses

  For the fiscal year ended June 30, 1999, approximately 68% of Florida's total direct revenue to its four operating funds were derived from Florida taxes and fees, with federal grants and other special revenue accounting for the balance. The large majority of Florida General Revenue Funds available to Florida for the fiscal year ended June 30, 1999, were made up of the following taxes:

  . Sales and use tax--71%

  . Corporate income tax--8%

  . Intangible personal property tax--4%

  . Estate tax--4%

  . Documentary stamp tax--3%

  During the same fiscal year ended June 30, 1999, the large majority of expenditures from Florida's General Revenue Fund were as follows:

  . Health and social concerns--36%

  . Education--27%

  . Government--12%

Florida Sales and Use Tax

  Florida's sales and use tax (6%) currently accounts for Florida's single largest source of tax receipts. Slightly less than 10% of Florida's sales and use tax is designated for local governments and is distributed to the respective counties in which the tax is collected for use by the counties, and the municipalities in such counties. In addition to this money from the State of Florida, local governments may (by a vote of the residents) assess a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are used for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other taxing powers in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. The indigent health care tax alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%.

  . With the exception of the tax on gasoline and special fuels, the receipts from the sales and use tax are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or to local governments.

  . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $13,766.7 million, an increase of 8.3% over the fiscal year ended June 30, 1999, collections.

  . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the Solid Waste Management Trust Fund totaled $46.0 million, an increase of 3.1% over the fiscal year ended June 30, 1999, collections.

  . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments totaled $1,264.1 million, an increase of 8.4% over the fiscal year ended June 30, 1999, collections.

Alcoholic Beverage Tax

  Florida imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of Florida's major tax sources. The surcharge on alcoholic beverages sold for consumption on premises was reduced by the 1999 Legislature. This reduction is expected to reduce collections by $30.3 million in the fiscal year ended June 30, 2000, and $37.4 million in the fiscal year ending June 30, 2001. Approximately 88% of the revenues collected from this tax are deposited into Florida's General Revenue Fund.

  . Receipts from the alcoholic beverage tax and liquor license fees that were credited to the General Revenue Fund totaled $556.6 million for the fiscal year ended June 30, 2000, a decrease of 1.0% from the fiscal year ended June 30, 1999.

Corporate Income Tax

  Florida imposes an income tax on corporations. All receipts of the corporate income tax are credited to the General Revenue Fund.

  . For the fiscal year ended June 30, 2000, corporate income tax totaled
    $1,406.5 million, a decrease of 4.5% from the fiscal year ended June 30, 1999.

Documentary Stamp Tax

  Florida imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The receipts from the documentary stamp tax are credited mainly to various trust funds. For the fiscal year ended June 30, 2000, only 7.56% of these taxes were deposited to the General Revenue Fund.

  . Documentary stamp tax collections totaled $1,223.4 million for the fiscal year ended June 30, 2000, a 3.2% increase from the fiscal year ended June 30, 1999.

Intangible Personal Property Tax

  Florida imposes an annual intangible personal property tax on stocks, bonds, including bonds secured by liens on Florida real property, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is currently 1 mill (a mill is $1.00 of tax per $1,000.00 of property value). Florida also imposes a non-recurring tax on mortgages and other obligations secured by liens on Florida real property. The rate of the non-recurring tax was reduced as of January 2000, from 2 mills to 1.5 mills, and a further reduction to 1 mill was effective January 2001. The rate reduction is expected to reduce general revenues by $202.3 million for the fiscal year ending June 30, 2001, and by $252.7 million for the fiscal year ending June 30, 2002. After reduction for administrative costs incurred by the Florida Department of Revenue, 66.5% of the receipts from the intangible personal property tax are distributed to the General Revenue Fund and the remaining 33.5% are distributed to the County Revenue Sharing Trust Fund.

  . For the fiscal year ended June 30, 2000, total intangible personal property tax collections were $994.7 million, a 17.8% decrease from the fiscal year ended June 30, 1999.

Estate Tax

  Florida imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. The estate tax is limited by the Florida Constitution to an amount equal to the aggregate credit or deduction allowable against an estate's federal or other state tax liability. Therefore, an elimination or reduction of the federal estate tax could significantly reduce the revenue from the

Florida estate tax. All receipts of the estate tax are credited to the General Revenue Fund.

  . For the fiscal year that ended June 30, 2000, receipts from this tax were $778.7 million, an increase of 15.5% over the fiscal year ended June 30, 1999.

Lottery

  Florida began its own lottery in 1988. Florida law requires that lottery revenues be distributed 50% to the public in prizes, at least 38.0% for use in enhancing education, and no more than 12.0% for costs of administering the lottery.

  . Lottery ticket sales for the fiscal year ended June 30, 2000, totaled an estimated $2,266.5 million, providing education with approximately $861.2 million.

Tobacco Litigation Award to Florida

  Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to exceed $11 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors. A portion of the settlement funds have been deposited in the Lawton Chiles Endowment Fund as a continuing source of funding for services to children and elders, and for biomedical research. As of June 30, 2000, the value of the Lawton Chiles Endowment Fund was approximately $1,182 million.

Debt-Balanced Budget Requirement

  At the end of the fiscal year ended June 30, 1999, Florida had outstanding about $9,260 million in principal amount of debt secured by its full faith and credit. Since then, the State has issued about $691.3 million in principal amount of full faith and credit bonds.

  Florida's Constitution and statutes require that Florida not run a deficit in its budget, as a whole, or in any separate fund within its budget. Rather its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

Litigation

  Currently under litigation are several issues relating to Florida actions or Florida taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida's financial position. A brief summary of these matters follows.

Nathan M. Hameroff, M.D., et al. v. Agency for Healthcare Administration, et al.

  The plaintiff challenged the constitutionality of Florida's Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing out-patient facilities offering sophisticated radiology services. The case is set to be heard in Leon County Circuit Court, 2nd Judicial Circuit, and is currently in the discovery phase. If Florida is unsuccessful in its action, the potential cost to Florida could be $116.8 million.

Barnett Banks, Inc. v. Florida Department of Revenue

  The taxpayer in this case challenged the imposition of interest on additional amounts of corporate income tax due as a result of adjustments under a federal income tax audit that were reported to Florida. DOR's historical position is that interest is due from the due date of the return until payment of the additional amount of tax is made. The taxpayer contends that interest should begin to accrue only from the date the federal audit adjustments were due to be reported to Florida. A Final Order was issued adopting DOR's position, but the taxpayer won on appeal. The potential lost revenue and refund exposure are estimated in the range of $12 to $20 million annually.

Savona, et al. v. Agency for Health Care Administration

  The plaintiffs seek reimbursement of differential between Medicare and Medicaid rates for dual-enrolled eligibles. The case is set to be heard in Leon County Circuit Court, 2nd Judicial Circuit. If the plaintiffs prevail, Florida's share (45%) of the potential liability could be up to $270 million.

Deficit Fund Equity

  The Special Disability Trust Fund has a deficit fund balance of approximately $1.7 billion. This deficit is the result of claims expense over net assessment revenue.

Bond Ratings

  Florida maintains a bond rating of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poors Corporation, and Fitch IBCA, Inc., respectively, on all of its general obligation bonds. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

Information

  The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

Florida Taxes--

  In the opinion of Carlton Fields, Tampa, Florida, special counsel on Florida tax matters, under existing law:

     The Florida Trust will not be subject to the Florida income tax imposed by Chapter 220 so long as the Florida Trust transacts no business in Florida or has no income subject to federal income taxation. In addition, political subdivisions of Florida do not impose any income taxes.

     Non-Corporate Holders will not be subject to any Florida income taxation on income realized by the Florida Trust. Corporate Holders with commercial domiciles in Florida will be subject to Florida income taxation on income realized by the Trust. Other corporate Holders will be subject to Florida income taxation on income realized by the Florida Trust only to the extent that the income realized is other than "non-business income" as defined by Chapter 220.

     Florida Trust Units will be subject to Florida estate tax if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents at death. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

     Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

     Neither the Florida Trust nor the Units will be subject to Florida intangible personal property tax.

Massachusetts Trust

Risk Factors--General. The following description highlights some of the more significant financial information regarding the Commonwealth of Massachusetts.

State Budget and Revenues. The Commonwealth's operating fund structure satisfies the requirements of state finance law and is in accordance with GAAP. The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. They do not include the capital projects funds, into which the proceeds of Commonwealth bonds are deposited. The three principal budgeted operating funds are the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally account for approximately 93% of total expenditures of the budgeted operating funds.

  Generally, funds for the Commonwealth's programs and services must be appropriated by the Legislature. The Commonwealth's fiscal year ends June 30. The Massachusetts Constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. By statute, the Legislature and the Governor must approve a balanced budget for each fiscal year, and no supplementary appropriation bill may be approved by the Governor if it will result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

  By statute, the Commonwealth maintains a tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The limit could affect the Commonwealth's ability to pay principal and interest on its debt obligations. It is possible that other measures affecting the taxing or spending authority of Massachusetts or its political subdivisions may be approved or enacted in the future. State tax revenues in fiscal 1995 through fiscal 2000 were lower than the limits set by this statute.

  State finance law provides for a Stabilization Fund, a Capital Projects Fund and a Tax Reduction Fund relating to the use of any aggregate fiscal year-end surpluses. A limitation equal to 0.5% of total tax revenues is imposed on the amount of any such aggregate surplus which may be carried forward as a beginning balance for the next fiscal year. For any fiscal year for which the Comptroller determines on or before October 31 of the succeeding fiscal year that there is a negative balance in the state's capital projects funds, the Comptroller may transfer up to 40% of the remaining year-end surplus to a separate Capital Projects Fund to be used in lieu of bonds to finance capital expenditures. The remainder of any such aggregate year-end surplus is reserved in the Stabilization Fund, from which funds can be appropriated (i) to make up any difference between actual state revenues and allowable state revenues in any fiscal year in which actual revenues fall below the allowable amount, (ii) to replace state and local losses of federal funds or (iii) for any event, as determined by the Legislature, which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. Up to 7.5% of budgeted revenues and other financial resources pertaining to the budgeted funds may be accumulated in the Stabilization Fund. Amounts in excess of that limit are to be transferred to a Tax Reduction Fund, from which they are to be applied to the reduction of personal income taxes. For fiscal 1997, the statutory ceiling on the Stabilization Fund was 5% of budgeted revenues and other financial resources pertaining to the budgeted funds, and prior to fiscal 1997, the statutory ceiling on the Stabilization Fund was 5% of total tax revenues less the amount of annual debt service costs.

  At the end of each of the fiscal years 1997 through 2000, inclusive, the Legislature has mandated extraordinary fund transfers that have had the effect of using revenues collected in those years that would otherwise have been surplus. In addition, at the end of fiscal 1997 and fiscal 1998 the Legislature increased the statutory ceiling on Stabilization Fund deposits. The effect of those changes was to increase the ceiling for fiscal 1997 to approximately $908.5 million and for fiscal 1998 to approximately $1.485 billion. By the end of fiscal 1999, the Stabilization Fund had a balance of approximately $1.389 billion measured against a ceiling of approximately $1.512 billion. The Executive Office for Administration and Finance estimates the fiscal 2001 ending balance for the Stabilization Fund will total approximately
$1.655 billion.

  The Commonwealth budget for fiscal 2001 signed by the Governor on July 28, 2000, totals $21.464 billion. As of November 30, 2000, it was projected that fiscal 2001 would end with cash balance of $1.938 billion, excluding any fiscal 2001 activity that will occur after June 30, 2001, and excluding the Stabilization Fund. The corresponding figure for the end of fiscal 2000 was approximately $1.991 billion. It is anticipated that less than half of the cash balance forecast for the end of fiscal 2001 will be available as general operating cash, due primarily to the $3 billion of Commonwealth bond and note issues forecast for fiscal 2001, of which $1 billion is expected to be issued for the Central Artery/Ted Williams Tunnel project, as are all of the federal grant anticipation notes described below.

  On January 26, 2001, the Governor submitted his fiscal 2002 budget recommendations calling for budgeted expenditures of approximately
$22.549 billion. After accounting for certain adjustments, the Governor's budget represents a $245 million, or 1.1% increase, over projected total fiscal 2001 expenditures of $22.304 billion. Budgeted revenues for fiscal 2002 are projected to be $22.698 billion based on a tax revenue estimate, net of certain revenues dedicated to regional transit authorities, of $15.631 billion. The Governor's proposal projects a fiscal 2002 ending balance in budgeted funds of approximately $2.131 billion, including a Stabilization Fund balance of approximately $1.698 billion. The Governor's fiscal 2002 budget recommendations are being evaluated by the House Committee on Ways and Means, the first legislative step in the process of approving a budget for fiscal 2002.

Pension Liabilities. Comprehensive pension funding legislation approved in January 1988 and revised in 1997 requires the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liabilities to zero by June 30, 2018.

  The most recent funding schedule that has been approved by the Legislature was filed by the Secretary of Administration and Finance on March 1, 2000. The experience studies released by the Public Employee Retirement Administration Commission in October and November 2000 recommended changes in actuarial assumptions. The net effect in the amount of the Commonwealth's unfunded actuarial accrued liability for the system as of January 1, 2000, is estimated to be an increase of approximately 657.2 million, from approximately 3.513 billion to approximately $4.17 billion. However, because the net effect of the assumptions would be to reduce the normal costs of the systems, it is estimated that total annual cost for the two systems under the funding schedules would decrease in the aggregate by approximately 79.2 million.

  The Commonwealth has now completed the transition from a pay-as-you-go system to an actuarially funded system. Accordingly, as contemplated by the pension funding legislation of 1988, amounts required to be appropriated in the eleventh and later years of the funding schedule need not be sufficient to cover the benefit costs payable in those years.

Medicaid Expenditures. During fiscal years 1995, 1996, 1997, 1998 and 1999, Medicaid expenditures were $3.398 billion, $3.416 billion, $3.456 billion, $3.666 billion and $3.856 billion, respectively. The average annual growth rate from fiscal 1995 to fiscal 1999 was 3.3%. Fiscal 1999 Medicaid expenditures increased approximately 5.2% from fiscal 1998, and fiscal 2000 spending for the current Medicaid program is projected to total $4.092 billion, an increase of 6.1% from fiscal 1999.

  In June 2000, the federal Health Care Financing Administration (HCFA) sent a letter to nine states, including Massachusetts indicating that portions of their Medicaid programs might be funded with impermissable taxes on health care providers, in the case of Massachusetts its uncompensated care pool. (The Massachusetts Medicaid program is 50% funded by federal reimbursements.) In 1993, Massachusetts had filed a waiver relating to the permissability of the Commonwealth's assessment for its uncompensated care pool. The waiver has been resubmitted several times since 1993. HCFA has indicated that if its final determination is not to permit a waiver, HCFA would audit the Massachusetts uncompensated care pool program and seek retroactive repayment of federal Medicaid reimbursements. Generally this is done by withholding a portion of future Medicaid reimbursements to the state owing the repayment. Such determination is subject to appeal if determined against Massachusetts. Massachusetts has received an estimated $920 million in federal Medicaid reimbursements relating to the uncompensated care pool since 1993, and continues to collect approximately $37 million per fiscal quarter. The final determination on this matter could take several years since it is a national issue.

Capital Spending. Since fiscal 1992 the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an administrative limit on the amount of capital spending to be financed by bonds issued by the Commonwealth. The policy objective of the Five-Year Capital Spending Plan is to limit the debt burden of the Commonwealth by controlling the relationship between current capital spending and the issuance of bonds by the Commonwealth. In fiscal 1992, the annual limit was set at approximately $825 million. During fiscal 1995, the limit was raised to approximately $900 million and during fiscal 1998 to approximately $1.0 billion. Actual bond-financed capital expenditures during fiscal years 1995, 1996, 1997, 1998 and 1999 were approximately, $902 million, $909 million, $995 million, $1.0 billion and $1.0 billion, respectively. For fiscal 2000 through 2004, the plan forecasts total capital spending to be financed by Commonwealth debt of approximately $5 billion in the aggregate, which is significantly below legislatively authorized capital spending levels. The current plan assumes that the projected level of capital spending will leverage approximately
$2.301 billion in federal highway funding. Legislation enacted in 1997 and 1998 authorizes the Commonwealth to issue $1.5 billion of grant anticipation notes in anticipation of future federal highway reimbursements. As of January 1, 2001, the Commonwealth has issued approximately $1.499 billion of such notes.

  Expenditures on capital projects have increased from approximately $2.3 billion in fiscal year 1995 to approximately $2.7 billion in fiscal year 1999. Transportation related spending constitutes the bulk of the Commonwealth's capital expenditures, accounting for 80% of all such expenditures over the last several years. The Central Artery/Ted Williams Tunnel project has become the single largest part of the Commonwealth's capital spending, totaling some $5.6 billion over the last several years, increasing from $878 million in fiscal year 1995 to

$1.515 billion in fiscal year 1999. According to the Five-year Capital Spending Plan, the projected capital spending for transportation related spending in fiscal year 2001 totals $2.462 billion of a total projected $3.197 billion.

  As previously mentioned, the largest component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. The magnitude of this project has resulted in the realignment of certain transportation assets in the Commonwealth and the development of additional financing mechanisms to support its completion currently scheduled for 2005, including payments from the Massachusetts Turnpike Authority and the Massachusetts Port Authority and state borrowing in anticipation of future federal highway reimbursements. On February 1, 2000, the Massachusetts Turnpike Authority revised upward by $1.398 billion its estimate of the total expenditures expected to be required to complete the project. Cash outlays from fiscal 2000 through the completion of the project were projected to be approximately $5.388 billion rather than the previous projection of approximately $3.990 billion then and the total project expected to require expenditures totaling $13.1 billion.

  Commencing on February 2, 2000, the Federal Highway Administration and the Secretary of the U.S. Department of Transportation began communication with the Turnpike Authority resulting in examinations and audits with respect to the project. As a result of such inquiry, the estimated project costs have been increased, a new state administrator has been appointed and additional oversight processes by the Federal Highway Administration have been implemented. On September 29, 2000, the Turnpike Authority filed with the Federal Highway Administration a new finance plan dated October 1, 2000, based on information as of June 30, 2000. The finance plan estimates total project costs to be $14.075 billion, an increase of $562 million over the estimates contained in the June 16, 2000 finance plan update. The project costs estimates contained in this finance plan are $2.408 billion higher than the $11.667 billion project budget in place prior to the announcement of additional costs on February 1, 2000. The finance plan contemplates that $2.168 billion of this amount will be defrayed by amounts in the Central Artery and Statewide Road and Infrastructure Fund established on May 17, 2000.

  On October 23, 2000, federal legislation provided that the U.S. Secretary of Transportation is to withhold obligations of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in federal fiscal year 2001 and thereafter unless the Secretary has approved the annual update of the project finance plan and determines that the Commonwealth is in full compliance with certain other transportation related agreements with the federal government. In addition, the legislation limits total federal funding of the project to $8.549 billion. This limit is consistent with the October 1, 2000 Commonwealth finance plan. The Turnpike Authority and the Executive Office for Administration and Finance believe that the estimates for future costs are realistic and the assumptions underlying the October 1, 2000 finance plan are reasonable and appropriate. As noted below under "Litigation", the Securities and Exchange Commission is conducting a formal investigation with respect to certain representations relating to this project made by the Commonwealth in a bond prospectus.

  There can be no determination at this time as to the effect such increased federal oversight and requirements may have on future federal funding of the project, the total expenditures which will be required ultimately to complete the project, which currently will be the financial responsibility of the Commonwealth in excess of the federal cap, nor the date of completion.

  On March 20, 2001, the Massachusetts Office of the Inspector General submitted a report to the State Treasurer highly critical of the local federal highway administration officials overseeing the project, asserting that state officials knew and did not disclose the substantial cost overruns much earlier in time than February 2000 and arguing for removal of the federal cap on expenditures for this project. Although the report calls for an independent federal investigation by Congress into the Federal Highway Administration's role in financial planning and reporting for the project, the result of this report or of any state or federal hearings resulting therefrom can not be predicted at this time. On April 2, 2001, the Attorney General of the Commonwealth reported that his office was undertaking an investigation of the allegations contained in the Inspector General's report.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

  The liabilities of the Commonwealth with respect to outstanding bonds and notes payable as of January 1, 2001, totaled $17.643 billion. These liabilities consisted of $12.057 billion of general obligation debt, $565 million of special obligation debt, $1.499 billion of federal grant anticipation notes, $3.877 billion of supported debt, and $210 million of guaranteed debt.

  In January 1990 legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. This law may be amended or repealed by the Legislature at any time, and may be superseded in the annual appropriations act for any year. From fiscal year 1995 through fiscal year 1999, this percentage has been below the limits established by this law, averaging approximately 5.7% per year. The estimated debt service for fiscal 2000 is estimated to fall below the limit as well.

  Legislation enacted in December 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The limit for fiscal 2001 is $11.076 billion; as of January 1, 2001, there were $10.712 billion of outstanding direct bonds. The law provides that the limit for each subsequent fiscal year shall be 105% of the previous fiscal year's limit. Since this law's inception, the limit has never been reached. Not to be included in computing the amount of the bonds subject to this limit are the Commonwealth's outstanding special obligation highway revenue bonds, its federal grant anticipation notes, bonds issued to pay the operating notes issued by the Massachusetts Bay Transportation Authority and by legislation adopted in 2000, the $1.35 billion of bonds to be issued payable from the newly created Central Artery and Statewide Road and Bridge Infrastructure Fund.

  The Commonwealth has waived its sovereign immunity and consented to be sued under contractual obligations including bonds and notes issued by it. However, the property of the

Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal or interest on bonds and notes of the Commonwealth may also be subject to provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Unemployment. The Massachusetts unemployment rate averaged 4.3%, 4.0% and 3.3% in calendar years 1996, 1997 and 1998, respectively. The Massachusetts unemployment rate in January 2001 was 2.5% and in February, 2.7%.

Litigation. The Attorney General of the Commonwealth is not aware of any cases involving the Commonwealth which in his opinion would affect materially its financial condition. However, certain cases exist containing substantial claims, among which are the following:

  The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the United States has brought an action on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The Massachusetts Water Resources Authority (the "MWRA") has assumed primary responsibility for developing and implementing a court approved plan and time table for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects the total cost of construction of the wastewater facilities required under the court's order not including costs pursuant to the draft combined sewer outflow plan ("CSO"), will be approximately $3.142 billion in current dollars, with approximately $601 million to be spent after June 30, 1997. With CSO costs, the MWRA anticipates spending approximately $901 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any costs of complying with any judgment in this case to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

  On February 12, 1998, the U.S. Department of Justice filed a complaint seeking to compel the MWRA to construct a water filtration plant for water drawn from the Wachusett Reservoir and, together with the Metropolitan District Commission, to take certain watershed protection measures. The U.S. District Court issued a decision on May 1999 allowing the U.S. government's motion for summary judgment by finding the MWRA liable under the Safe Water Drinking Act, but denying its motion for summary judgment on the remedy issue. The court ruled on May 5, 2000, that the MWRA does not need to build a filtration system based on a finding the ozonation treatment, and improvement of the Wachusett Watershed are sufficient actions at this time. The United States filed a notice of appeal on July 3, 2000.

  Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. Such costs may reach $35 million. Currently, the Commonwealth and Wellesley College are mediating this potential claim for contribution. As of February 9, 2000, no litigation against the Commonwealth has been filed.

  From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

  A class action was brought by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities over the next seven years. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years.

  A class action was brought against the Department of Mental Retardation and the Division of Medical Assistance asserting that the Commonwealth has an obligation under the Medicaid Home and Community Based Services Waiver Program to provide group residences for adult mentally retarded individuals who currently reside with their parents. The Department of Mental Retardation currently estimates that the cost of eliminating its existing waiting list for placements would be $85 million. On December 19, 2000, the parties submitted a settlement agreement to the court for its review and approval.

  The Department of Medical Assistance ("DMA") is also engaged in four related lawsuits in which numerous hospitals seek injunctive and declaratory relief from DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by DMA under these two review programs, where the basis for denial was DMA's determination that the claims were not medically necessary. In two of the four lawsuits, the court dismissed the claims for retroactive relief.

  In a suit filed against the Department of Transitional Assistance, plaintiffs allege that the Department violated state and federal law, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied plaintiff's motion for class certification and injunctive relief. If the case remains limited to the two plaintiffs, potential liability will likely be under $50,000. However, if the court at some point allows a motion for class certification, potential liability could increase to $33.5 million.

  BankBoston, N.A. (known at the time as The First National Bank of Boston) has also challenged the constitutionality of the former version of the Commonwealth's bank excise tax. In 1992, several pre-1992 petitions filed by the bank, which raised the same issues, were settled prior to an Appellate Tax Board decision. The bank has now filed claims with respect to 1993 and 1994 claiming that the tax violated the Commerce Clause of the United States Constitution by including its worldwide income without apportionment. The Department of Revenue and the bank entered into a settlement agreement on August 31, 2000, pursuant to which $27.5 million has been refunded to the bank for tax years 1992 and 1994.

  In addition, there are several other tax cases pending which could result in significant refunds if taxpayers prevail. Approximately $91.5 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

  There are several large eminent domain cases pending against the Commonwealth.

  On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission is conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery," pursuant to a formal order of private investigation issued by the Commission.

Ratings. The Commonwealth's general obligation debt is rated at AA-, Aa2 and AA- by Standard & Poor's Rating Service, Moody's Investors Service, Inc. and Fitch IBCA, Inc., respectively.

  Ratings may be changed at any time and no assurance can be given that they will not be revised or withdrawn by the rating agencies, if in their respective judgments, circumstances should warrant such action. Any downward revision or withdrawal of a rating could have an adverse effect on market prices of the state's bonds.

Massachusetts Taxes

  In the opinion of Masterman, Culbert & Tully LLP, Boston, Massachusetts, special counsel on Massachusetts tax matters, under existing Massachusetts law and regulations:

     1. For Massachusetts income tax purposes, the Massachusetts Trust will be classified as a fixed investment trust under Massachusetts regulations and, therefore, will not be subject as an entity to Massachusetts income taxation.

     2. Holders who are subject to Massachusetts personal income taxation will not be required to include their share of the earnings of the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings represent interest received by the Massachusetts Trust on obligations issued by Massachusetts, its political subdivisions or their agencies or instrumentalities the interest on which is exempt from taxation under Massachusetts law, and on obligations issued by the Government of Puerto Rico or by the Government of Guam.

     3. Gains and losses of the Massachusetts Trust, to the extent included in the federal gross income of Holders who are subject to Massachusetts personal income taxation, will be included as gains and losses in the Holders' Massachusetts gross income, except those gains and losses attributable to obligations held by the Massachusetts Trust which are issued pursuant to statutes specifically exempting gains from Massachusetts income taxation.

     4. Holders who are subject to Massachusetts personal income taxation will include gains and losses realized upon the sale, redemption or other disposition of Units of the Massachusetts Trust in their Massachusetts gross income to the extent included in the federal gross income of the Holders, except those gains and losses attributable to obligations held by the Massachusetts Trust which are issued pursuant to statutes specifically exempting gains from Massachusetts income taxation,

     5. Distributions to Holders who are subject to Massachusetts personal income taxation will be subject to income taxation only to the extent provided in paragraphs numbered 2, 3 and 4 above.

  The opinions expressed above apply only to Holders who are individuals. In addition, these opinions (i) assume that the Massachusetts Trust is classified as a trust, commonly known as a fixed investment trust, within the meaning of
Section 301-7701-4(c) of Title 26 of the Code of Federal Regulations and (ii) are subject to the opinion of Paul, Hastings, Janofsky & Walker LLP that the Massachusetts Trust is not an association taxable as a corporation for federal income tax purpose and will be treated as a grantor trust for federal income tax purposes.

TAX FREE VS. TAXABLE INCOME
  The following tables show the approximate yields which taxable securities must earn in various income brackets to equal tax exempt yields under combined federal and state individual income tax rates. These tables reflect projected federal income tax rates and tax brackets for the 2001 taxable year under recently passed legislation, and state income tax rates that were available on the date of the Prospectus. Such rates are subject to change and lower rates are scheduled to be phased in over the next six years under recently passed legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may be lower than indicated. A table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in taxable income (after allowance for any resulting change in state income tax) resulting from a switch from taxable to tax-free securities or vice versa. Variations between state and federal allowable deductions and exemptions are generally ignored. The state tax is thus computed by applying to the federal taxable income bracket amounts shown in the table the appropriate state rate for those same dollar amounts. For example, a married couple living in the State of Florida and filing a Joint Return with $53,000 in taxable income for the 2001 tax year would need a taxable investment yielding 8.33% in order to equal a tax-free return of 6.00%. Use the appropriate table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax and state income tax.

                               STATE OF FLORIDA
2001 Tax Year

                                                                         TAX EXEMPT YIELD
       Taxable Income Bracket                                     4.00% 4.50% 5.00% 5.50%  6.00%  6.50%
   Joint Return       Single Return    Effective Federal Tax Rate    TAXABLE EQUIVALENT YIELD
$      0 -  12,000  $      0 -   6,000           10.00%           4.44% 5.00% 5.56% 6.11%  6.67%  7.22%
$ 12,001 -  45,200  $  6,001 -  27,050           15.00            4.71  5.29  5.88  6.47   7.06   7.65
$ 45,201 - 109,250  $ 27,051 -  65,550           28.00            5.56  6.25  6.94  7.64   8.33   9.03
$109,251 - 132,950  $ 65,551 - 132,950           31.00            5.80  6.52  7.25  7.97   8.70   9.42
$132,951 - 166,500  $132,951 - 136,750           31.93            5.88  6.61  7.35  8.08   8.81   9.55
$166,501 - 297,350  $136,751 - 297,350           37.08            6.36  7.15  7.95  8.74   9.54  10.33
Over $297,350       Over $297,350                40.27            6.70  7.53  8.37  9.21  10.05  10.88

--------
  Note: This table reflects the following:
  1 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI) less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
  2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
  4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.
  5 Florida does not impose a state personal income tax.

                         COMMONWEALTH OF MASSACHUSETTS
2001 Tax Year

                                       Approx. Combined        TAX EXEMPT YIELD
                                       Federal & State  4.00% 4.50% 5.00% 5.50% 6.00%  6.50%
       Taxable Income Bracket              Tax Rate
 Joint Return       Single Return               TAXABLE EQUIVALENT YIELD
$      0 -  12,000  $      0 -   6,000      15.04%      4.71% 5.30% 5.89% 6.47%  7.06%  7.65%
$ 12,001 -  45,200  $  6,001 -  27,050      19.76       4.99  5.61  6.23  6.85   7.48   8.10
$ 45,201 - 109,250  $ 27,051 -  65,550      32.03       5.89  6.62  7.36  8.09   8.83   9.56
$109,251 - 132,950  $ 65,551 - 132,950      34.86       6.14  6.91  7.68  8.44   9.21   9.98
$132,951 - 166,500  $132,951 - 136,750      35.74       6.22  7.00  7.78  8.56   9.34  10.12
$166,501 - 297,350  $136,751 - 297,350      40.60       6.73  7.58  8.42  9.26  10.10  10.94
Over $297,350       Over $297,350           43.62       7.09  7.98  8.87  9.75  10.64  11.53

--------
  Note: This table reflects the following:
  1 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI) less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
  2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
  4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

                                         TAX EXEMPT SECURITIES TRUST
  ----------------------------------------------------------------

                       13,500 Units   Dated June 28, 2001

                                   PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file nos. 333-62214, 333-60874 and 333-60669) and the Investment Company Act of 1940 (file no. 811-2560), and to which reference is hereby made. Information may be reviewed and copied at the Commission's Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:
  . electronic request (after paying a duplicating fee) at the following E-
    mail address: publicinfo@sec.gov
  . visiting the SEC internet address: http://www.sec.gov
  . writing: Public Reference Section of the Commission, 450 Fifth Street,
    N.W., Washington, DC 20549-6009
--------------------------------------------------------------------------------


                   Index                              Sponsor:

     Investment Summary                   A-2         Salomon Smith Barney Inc.
     Summary of Essential Information     A-7         7 World Trade Center
     Portfolio Summary as of Date of                  40th Floor
      Deposit                             A-9         New York, New York 10048
     Independent Auditors' Report         A-11        (212) 816-6000
     Statements of Financial Condition    A-12
     Portfolios                           A-13        Trustee:
     Notes to Portfolios of Securities    A-19
     Tax Exempt Securities Trust          B-1         The Chase Manhattan Bank
     Risk Factors                         B-2         4 New York Plaza
     Taxes                                B-8         New York, New York 10004
     Expenses and Charges                 B-13        (800) 354-6565
     Public Offering                      B-14
     Rights of Holders                    B-17        -------------------------
     Sponsor                              B-21
     Trustee                              B-22        This Prospectus does not
     Evaluator                            B-23        constitute an offer to
     Amendment and Termination of the                 sell, or a solicitation
      Trust Agreement                     B-23        of an offer to buy,
     Miscellaneous                        B-24        securities in any state
     Bond Ratings                         B-24        to any person to whom it
     Federal Tax Free vs. Taxable Income  B-27        is not lawful to make
     The State Trusts                     C-1         such offer in such
     Tax Free vs. Taxable Income          C-16        state.

--------------------------------------------------------------------------------

                             [LOGO OF SALOMON SMITH BARNEY]

--------------------------------------------------------------------------------
No person is authorized to give any information or to make any representations with respect to this Trust not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.
--------------------------------------------------------------------------------
Salomon Smith Barney is the service mark used by Salomon Smith Barney Inc.
                                                                 UT 6786 (06/01)